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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                   MAY 6, 2005
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                               PICO HOLDINGS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


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
         CALIFORNIA                   10-18786                 94-2723335
         ----------                   --------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)            Identification No.)
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           875 PROSPECT STREET, SUITE 301, LA JOLLA, CALIFORNIA 92037
           ---------------------------------------------------- -----
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (858) 456-6022
                                 --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1   REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 6, 2005, PICO Holdings, Inc., a California corporation ("PICO"), entered into a Securities Purchase Agreement with various accredited investors pursuant to which PICO sold 905,000 newly-issued shares of its common stock at the close of market on May 6, 2005 at a purchase price of $25.00 per share. None of the investors were or are affiliates of PICO. Under the terms of the Securities Purchase Agreement, PICO has agreed to file with the Securities and Exchange Commission, as promptly as possible, a registration statement on Form S-3 to register the 905,000 common shares for resale.

      The foregoing is a summary of the terms of the Securities Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a form of which is attached hereto as Exhibit 10.8.


SECTION 3   SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

      On May 6, 2005, PICO completed a private placement of 905,000 common shares to accredited investors at a price of $25.00 per share. These 905,000 common shares were sold in a transaction which was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4
(2) thereof, since this was a private placement transaction with a limited number of accredited investors.


SECTION 8   OTHER EVENTS

ITEM 8.01   OTHER EVENTS

      PICO's press release dated May 6, 2005, announcing the private placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PICO HOLDINGS, INC.


Date:  May 10, 2005                 By: /s/ Maxim C. W. Webb
                                        -----------------------------
                                    Maxim C. W. Webb
                                    Chief Financial Officer and Treasurer


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                                 EXHIBITS INDEX


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
        Exhibit Number      Description
        --------------      -----------

            10.8            Form of Securities Purchase Agreement between PICO and the
                            Accredited Investors
            99.1            Press Release of PICO dated May 6, 2005
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